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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                OCTOBER 23, 2000
                                 Date of Report
                        (Date of earliest event reported)

                             GADZOOX NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)



       0-26541                                           77-0308899
(Commission File No.)                       (IRS Employer Identification Number)

                               5850 HELLYER AVENUE
                               SAN JOSE, CA 95138
          (Address, including Zip Code, of Principal Executive Offices)

                                  408-360-4950
              (Registrant's Telephone Number, Including Area Code)

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        ITEM 5. OTHER EVENTS

        On October 23, 2000, Gadzoox Networks, Inc., a Delaware corporation, ("Registrant") issued a press release (attached hereto as Exhibit 99.1) announcing its earnings for its second fiscal quarter ended September 30, 2000. The information that is set forth in Registrant's press release dated October 23, 2000 is incorporated herein by reference.

        ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)    Exhibits.


EXHIBIT
NUMBER        DESCRIPTION
-------       ------------------------------------------------------------------
 99.1         Press Release of Registrant dated October 23, 2000.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 23, 2000                GADZOOX NETWORKS, INC.



                                       By: /s/ MICHAEL PARIDES
                                           -------------------------------------
                                           Michael Parides
                                           President and Chief Executive Officer



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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER        DESCRIPTION
-------       ------------------------------------------------------------------
 99.1         Press Release of Registrant dated October 23, 2000.



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